Exhibit 99.2
SUPPLEMENTAL OPERATING AND FINANCIAL DATA
DECEMBER 31, 2008

BioMed Realty Trust, Inc.	Corporate Communications Contact	www.biomedrealty.com
17190 Bernardo Center Drive	Rick Howe	(858) 485-9840
San Diego, CA 92128	Director, Corporate Communications	(858) 485-9843 (fax)
richard.howe@biomedrealty.com

TABLE OF CONTENTS
DECEMBER 31, 2008

This Supplemental Operating and Financial Data package contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, you should exercise caution in interpreting and relying on these statements as they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond the company’s control and could materially affect actual results, performance or achievements. These factors include, without limitation, general risks affecting the real estate industry, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, competition from other developers, owners and operators of real estate, adverse economic or real estate developments in the life science industry or the company’s target markets, the uncertainty of real estate development, construction and acquisition activity, the ability to complete or integrate acquisitions and developments successfully, the availability and terms of financing and the use of debt to fund acquisitions and developments, the ability to refinance indebtedness as it comes due, downturns in the national and local economies, increases in interest rates and volatility in securities markets, potential liability for uninsured losses and environmental contamination, the company’s dependence on key personnel whose continued service is not guaranteed, regulatory and tax law changes and other risks and uncertainties detailed from time to time in the company’s filings with the Securities and Exchange Commission, including the company’s most recent annual report on Form 10-K and quarterly reports on Form 10-Q. The company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
All dollar amounts shown in this report are unaudited.
This Supplemental Operating and Financial Data package is not an offer to sell or solicitation to buy securities of BioMed Realty Trust, Inc. Any offers to sell or solicitations to buy securities of BioMed Realty Trust, Inc. shall be made only by means of a prospectus approved for that purpose.

FOURTH QUARTER HIGHLIGHTS
DECEMBER 31, 2008

Fourth Quarter Highlights
•	The company significantly de-leveraged during the quarter, reducing the percentage of debt to total assets to 41.8%, the company’s lowest level since September 30, 2006, primarily as the result of lowering outstanding debt to $1.3 billion as of December 31, 2008 by:
•	Completing a common stock offering of 8,625,000 shares resulting in net proceeds of approximately $212.4 million

•	Repurchasing $46.8 million face value of our exchangeable senior notes for approximately $28.8 million

•	Selling a portion of the parking spaces in the garage at the Center for Life Science | Boston for approximately $28.8 million
•	Ten leasing transactions were executed representing approximately 195,000 square feet:
•	Five new leases totaling approximately 130,000 square feet, including a 36,900 square foot lease with a wholly owned subsidiary of Novo Nordisk A/S at our 530 Fairview property in Seattle, and an additional 49,286 square foot lease with Children’s Hospital Corporation at the Center for Life Science | Boston

•	Five leases amended to extend their terms, totaling approximately 65,000 square feet
•	Net income available to common stockholders for the fourth quarter was $8.3 million, or $0.10 per diluted share, compared to $13.2 million, or $0.20 per diluted share, for the same period in 2007
•	This fourth quarter net income included a gain related to the repurchase of a portion of our exchangeable senior notes of $17.1 million, or $0.21 per diluted share; a charge associated with ineffectiveness of forward starting interest rate swaps of approximately $19.2 million, or $0.23 per diluted share; and a charge associated with an executive retirement of $1.1 million, or $0.01 per diluted share

•	Excluding the three items noted above, funds from operations (FFO) for the quarter would have been $38.2 million, or $0.46 per diluted share. Including these three items, FFO was $35.0 million, or $0.42 per diluted share, up from $31.6 million in the same period last year, an increase of 10.8%
•	Total revenues increased to $83.0 million, up 29.6% from $64.1 million for the same period in 2007, largely as the result of continued leasing and development deliveries

•	Same-property net operating income increased 3.7% on a cash basis from the same period in 2007
About BioMed Realty Trust
BioMed Realty Trust, Inc. is a real estate investment trust (REIT) focused on Providing Real Estate to the Life Science Industry®. The company’s tenants primarily include biotechnology and pharmaceutical companies, scientific research institutions, government agencies and other entities involved in the life science industry. BioMed Realty Trust owns or has interests in 69 properties, representing 112 buildings with approximately 10.4 million rentable square feet, including approximately 1.4 million square feet of development in progress. The company also owns undeveloped land parcels adjacent to existing properties that it estimates can support up to 1.4 million rentable square feet. The company’s properties are located predominantly in the major U.S. life science markets of Boston, San Diego, San Francisco, Seattle, Maryland, Pennsylvania and New York/New Jersey, which have well-established reputations as centers for scientific research. Additional information is available at www.biomedrealty.com.

INVESTOR INFORMATION
DECEMBER 31, 2008

Company Information

Corporate Headquarters	Trading Symbols	Transfer Agent	Stock Exchange Listing
17190 Bernardo Center Drive	BMR	BNY Mellon Shareowner Services	New York Stock Exchange
San Diego, CA 92128	BMRPrA	480 Washington Boulevard
(858) 485-9840		Jersey City, NJ 07310-1900
(858) 485-9843 (fax)		(212) 815-3782
Please visit our corporate website at: www.biomedrealty.com

Board of Directors
Alan D. Gold Chairman

Barbara R. Cambon

Edward A. Dennis, Ph.D.

Richard I. Gilchrist

Gary A. Kreitzer

Theodore D. Roth

M. Faye Wilson

Senior Management
Alan D. Gold Chairman and Chief Executive Officer

R. Kent Griffin, Jr. President, Chief Operating Officer and Chief Financial Officer

Gary A. Kreitzer Executive Vice President and General Counsel

Matthew G. McDevitt Executive Vice President, Acquisitions and Leasing

William A. Gartner Senior Vice President, Real Estate Operations

John P. Bonanno Vice President, Development

Jonathan P. Klassen Vice President, Legal and Secretary

Greg N. Lubushkin Vice President, Chief Accounting Officer

Kevin M. Simonsen Vice President, Real Estate Counsel

Karen A. Sztraicher Vice President, Finance and Treasurer

2009 Tentative Schedule for Quarterly Results
First Quarter	April 29, 2009
Second Quarter	July 29, 2009
Third Quarter	October 28, 2009
Fourth Quarter	February 10, 2010

EQUITY RESEARCH COVERAGE
DECEMBER 31, 2008

Credit Suisse	Steven Benyik	(212) 538-0239	steve.benyik@credit-suisse.com

Friedman Billings Ramsey	Wilkes Graham / Zachary Tanenbaum	(703) 312-9737 / (703) 312-1833	wgraham@fbr.com / ztanenbaum@fbr.com

KeyBanc Capital Markets	Jordan Sadler / Craig Mailman	(917) 368-2280 / (917) 368-2316	jsadler@keybanccm.com / cmailman@keybanccm.com

Merrill Lynch	Steve Sakwa	(212) 449-0335	steve_sakwa@ml.com

Morningstar, Inc.	David Rodziewicz		david.rodziewicz@morningstar.com

Oppenheimer & Co.	Mark Biffert / Marisha Clinton	(212) 667-7062 / (212) 667-7416	mark.biffert@opco.com / marisha.clinton@opco.com

Raymond James	Paul D. Puryear / William A. Crow	(727) 567-2253 / (727) 567-5294	paul.puryear@raymondjames.com / bill.crow@raymondjames.com

RBC Capital Markets	David Rodgers / Mike Carroll	(440) 715-2647 / (440) 715-2649	dave.rodgers@rbccm.com / michael.carroll@rbccm.com

Robert W. Baird & Co.	David Aubuchon / Justin Pelham-Webb	(314) 863-4235 / (314) 863-6413	daubuchon@rwbaird.com / jpelham-webb@rwbaird.com

Stifel, Nicolaus & Company, Inc.	John W. Guinee / Erin Aslakson	(443) 224-1307 / (443) 224-1350	jwguinee@stifel.com / aslaksone@stifel.com

UBS Securities	Omotayo Okusanya, II	(212) 713-1864	omotayo.okusanya@ubs.com

Wachovia Securities	Christopher Haley / Brendan Maiorana	(443) 263-6773 / (443) 263-6516	christopher.haley@wachovia.com / brendan.maiorana@wachovia.com

FINANCIAL AND OPERATING HIGHLIGHTS
DECEMBER 31, 2008

(In thousands, except per share and ratio amounts)

	Three months ended
	12/31/08	9/30/08	6/30/08	3/31/08	12/31/07
Selected Operating Data
Total revenues	$83,033	$80,811	$70,771	$67,358	$64,050

EBITDA (1)	46,403	47,321	42,495	37,642	37,909
Adjusted EBITDA (1)	50,950	52,132	47,356	42,464	42,724

General and administrative expense	6,406	4,589	5,645	6,194	5,880

Interest expense	11,738	12,309	8,629	6,937	6,641
Capitalized interest	6,627	8,437	11,541	14,638	16,057
Interest incurred including swap payments (2)	18,630	22,742	22,001	22,570	22,698

Operating margin (3)	71.6%	70.4%	73.8%	71.4%	75.3%
General and administrative expense / Total revenues	7.7%	5.7%	8.0%	9.2%	9.2%

Net income available to common stockholders	8,300	12,982	14,085	12,567	13,229
Net income per share — diluted	$0.10	$0.18	$0.20	$0.19	$0.20

FFO (4)	34,968	35,563	34,477	31,286	31,574
FFO per share — diluted (4)	$0.42	$0.48	$0.47	$0.46	$0.46

AFFO (4)	32,612	30,545	28,770	27,095	28,284
AFFO per share — diluted (4)	$0.39	$0.41	$0.39	$0.40	$0.41

Coverage Ratios (5)
Interest coverage	4.7	4.4	5.7	6.1	6.8
Fixed charge coverage	3.1	3.0	3.4	3.3	3.6

Dividend per share — common stock	$0.335	$0.335	$0.335	$0.335	$0.310

FFO payout ratio (6)	79.4%	70.4%	71.2%	73.3%	67.1%
AFFO payout ratio (6)	85.1%	81.9%	85.3%	84.6%	74.9%

(1)	For definitions and discussion of EBITDA and adjusted EBITDA, see page 33. For a quantitative reconciliation of the differences between adjusted EBITDA, EBITDA and net income available to common stockholders, see page 12.

(2)	Includes interest paid on cash flow hedges classified as accumulated other comprehensive income/(loss) in accordance with Emerging Issues Task Force Issue No. 99-09. Excludes ineffectiveness recognized on derivative instruments.

(3)	See page 13 for detail.

(4)	For definitions and discussion of FFO and AFFO, see page 33. For a quantitative reconciliation of the differences between FFO, AFFO and net income available to common stockholders, see page 11.

(5)	For a discussion of coverage ratios, see page 33. See pages 14 and 15 for detail.

(6)	See page 11 for detail.

CAPITALIZATION SUMMARY
DECEMBER 31, 2008

(In thousands, except per share and ratio amounts)

	12/31/08	9/30/08	6/30/08	3/31/08	12/31/07
Capitalization:
Total common shares outstanding	80,757	71,720	71,720	65,593	65,571
Total units outstanding (1)	3,436	3,504	3,504	3,495	3,318

Total common shares and units outstanding	84,193	75,224	75,224	69,089	68,889
Common share price at quarter end	$11.72	$26.45	$24.53	$23.89	$23.17

Equity value at quarter end (2)	$986,741	$1,989,674	$1,845,237	$1,650,529	$1,596,172
Preferred stock at liquidation value	230,000	230,000	230,000	230,000	230,000
Consolidated debt	1,347,306	1,547,486	1,495,778	1,571,050	1,500,787

Total capitalization	$2,564,047	$3,767,160	$3,571,015	$3,451,579	$3,326,959

Debt / Total assets	41.8%	48.0%	47.0%	50.3%	49.1%
Debt / Total capitalization	52.5%	41.0%	42.0%	45.5%	45.1%

Total consolidated debt:
Fixed rate debt / Total debt	35.3%	33.8%	36.3%	34.7%	36.5%
Adjusted fixed rate debt / Total debt (3)	65.2%	59.8%	89.1%	85.0%	89.2%

Total consolidated and share of unconsolidated partnership debt:
Fixed rate debt / Total debt	34.9%	33.5%	34.2%	33.0%	34.7%
Adjusted fixed rate debt / Total debt (3)	62.6%	57.9%	83.9%	80.5%	84.5%

(1)	Includes both operating partnership (OP) and long term incentive plan (LTIP) units outstanding.

(2)	Assumes conversion of 100% of the OP and LTIP units into shares of common stock.

(3)	Includes interest rate swap agreements that were effective at quarter end. Excludes forward swap agreements.

PORTFOLIO SUMMARY
DECEMBER 31, 2008

					Unconsolidated
	Consolidated Portfolio			Partnership Portfolio (1)			Total Portfolio
	December 31, 2008
		Rentable	Percent		Rentable	Percent		Rentable	Percent
	Properties	Square Feet	Leased	Properties	Square Feet	Leased	Properties	Square Feet	Leased

Stabilized properties (2)	43	5,339,903	99.6%	4	257,308	100.0%	47	5,597,211	99.6%
Lease up properties (2)	14	1,439,771	55.0%	2	420,000	26.8%	16	1,859,771	48.7%

Total operating portfolio	57	6,779,674	90.1%	6	677,308	54.6%	63	7,456,982	86.9%
Repositioning and redevelopment properties (3)	2	1,524,506	22.1%	—	—	n/a	2	1,524,506	22.1%
Construction in progress (4)	3	1,160,867	79.8%	1	280,000	—	4	1,440,867	64.3%

Total portfolio	62	9,465,047	77.9%	7	957,308	38.6%	69	10,422,355	74.3%
Land parcels (4)	n/a	1,367,000	n/a	—	—	n/a	n/a	1,367,000	n/a

Total proforma portfolio	62	10,832,047	n/a	7	957,308	n/a	69	11,789,355	n/a

	September 30, 2008
		Rentable	Percent		Rentable	Percent		Rentable	Percent
	Properties	Square Feet	Leased	Properties	Square Feet	Leased	Properties	Square Feet	Leased

Stabilized properties	43	5,340,037	99.6%	4	257,308	100.0%	47	5,597,345	99.6%
Lease up properties	13	1,287,626	63.6%	2	420,000	26.8%	15	1,707,626	54.6%

Total operating portfolio	56	6,627,663	92.6%	6	677,308	54.6%	62	7,304,971	89.0%
Repositioning and redevelopment properties	3	1,676,651	20.1%	—	—	n/a	3	1,676,651	20.1%
Construction in progress	3	1,157,000	70.0%	1	280,000	—	4	1,437,000	56.4%

Total portfolio	62	9,461,314	77.0%	7	957,308	38.6%	69	10,418,622	73.4%
Land parcels	n/a	1,367,000	n/a	—	—	n/a	n/a	1,367,000	n/a

Total proforma portfolio	62	10,828,314	n/a	7	957,308	n/a	69	11,785,622	n/a

	Consolidated Portfolio		Total Portfolio
	12/31/08	9/30/08	12/31/08	9/30/08
Properties	62	62	69	69
Buildings	105	105	112	112
Tenants	120	119	124	123
Percent leased — operating portfolio	90.1%	92.6%	86.9%	89.0%
Weighted average remaining lease term (years)	8.8	9.0	8.8	9.0

(1)	Includes 72,863 rentable square feet of McKellar Court (21%) and 884,445 rentable square feet of PREI joint venture properties (20%). See page 25 for additional detail.

(2)	See pages 21-22 for detail of consolidated portfolio, page 25 for detail of the unconsolidated partnership portfolio, and page 34 for definitions of terms.

(3)	See page 23 for detail of consolidated portfolio, and page 34 for definitions of terms.

(4)	See page 24 for detail of consolidated portfolio, page 25 for detail of the unconsolidated partnership portfolio, and page 34 for definitions of terms.

CONSOLIDATED BALANCE SHEETS
DECEMBER 31, 2008

(In thousands)

	12/31/08	9/30/08	6/30/08	3/31/08	12/31/07
Assets
Investments in real estate, net	$2,957,735	$2,915,675	$2,885,704	$2,868,432	$2,805,983
Investments in unconsolidated partnerships	18,173	20,296	21,158	21,356	22,588
Cash and cash equivalents	21,422	23,451	21,357	19,383	13,479
Restricted cash	7,877	8,291	7,991	8,351	8,867
Accounts receivable, net	9,417	7,284	3,377	4,716	4,457
Accrued straight-line rents, net	58,138	52,721	46,997	40,682	36,415
Acquired above-market leases, net	4,329	4,661	5,017	5,374	5,745
Deferred leasing costs, net	101,519	107,145	109,380	112,334	116,491
Deferred loan costs, net	9,933	12,057	13,230	14,554	15,567
Other assets	38,256	70,837	68,323	30,767	27,676

Total assets	$3,226,799	$3,222,418	$3,182,534	$3,125,949	$3,057,268

Liabilities and Stockholders’ Equity
Liabilities:
Mortgage notes payable, net	$353,161	$354,828	$373,571	$377,675	$379,680
Secured construction loan	507,128	500,998	483,997	457,628	425,160
Secured term loan	250,000	250,000	250,000	250,000	250,000
Exchangeable senior notes	128,250	175,000	175,000	175,000	175,000
Unsecured line of credit	108,767	266,660	213,210	310,747	270,947
Security deposits	7,623	7,469	7,611	7,326	7,090
Dividends and distributions payable	32,445	29,441	29,441	27,385	25,596
Accounts payable, accrued expenses and other liabilities	66,821	74,878	73,362	80,893	74,103
Derivative instruments	126,091	31,676	23,264	53,858	21,768
Acquired below-market leases, net	17,286	19,212	20,702	22,199	23,708

Total liabilities	1,597,572	1,710,161	1,650,158	1,762,711	1,653,052
Minority interests	12,381	14,968	15,572	16,690	17,280
Stockholders’ equity:
Preferred stock	222,413	222,413	222,413	222,413	222,413
Common stock	808	717	717	656	656
Additional paid-in capital	1,647,039	1,432,350	1,430,942	1,279,852	1,277,770
Accumulated other comprehensive loss	(112,126)	(35,657)	(25,778)	(54,824)	(21,762)
Dividends in excess of earnings	(141,288)	(122,534)	(111,490)	(101,549)	(92,141)

Total stockholders’ equity	1,616,846	1,497,289	1,516,804	1,346,548	1,386,936

Total liabilities and stockholders’ equity	$3,226,799	$3,222,418	$3,182,534	$3,125,949	$3,057,268

CONSOLIDATED STATEMENTS OF INCOME
DECEMBER 31, 2008

(In thousands, except share and per share data)

	Three Months Ended
	12/31/08	9/30/08	6/30/08	3/31/08	12/31/07
Revenues:
Rental	$63,518	$59,381	$54,223	$50,342	$49,645
Tenant recoveries	18,869	20,911	15,804	16,582	14,471
Other income/(loss)	646	519	744	434	(66)

Total revenues	83,033	80,811	70,771	67,358	64,050

Expenses:
Rental operations	17,255	17,027	13,454	13,865	12,006
Real estate taxes	6,181	6,763	4,915	5,269	3,816
Depreciation and amortization	25,703	21,506	19,331	17,687	17,645
General and administrative	6,406	4,589	5,645	6,194	5,880

Total expenses	55,545	49,885	43,345	43,015	39,347

Income from operations	27,488	30,926	27,426	24,343	24,703
Equity in net (loss)/income of unconsolidated partnerships	(862)	(208)	43	(172)	(199)
Interest income	115	110	106	155	181
Interest expense	(11,738)	(12,309)	(8,629)	(6,937)	(6,641)
Loss on derivative instruments	(19,222)	(726)	—	—	—
Gain on extinguishment of debt	17,066	—	—	—	—

Income before minority interests	12,847	17,793	18,946	17,389	18,044
Minority interests in continuing operations of consolidated partnerships	13	(11)	(1)	8	17
Minority interests in continuing operations of operating partnership	(319)	(559)	(619)	(589)	(591)

Net income	12,541	17,223	18,326	16,808	17,470
Preferred stock dividends	(4,241)	(4,241)	(4,241)	(4,241)	(4,241)

Net income available to common stockholders	$8,300	$12,982	$14,085	$12,567	$13,229

Net income per share available to common stockholders:
Basic earnings per share	$0.10	$0.18	$0.20	$0.19	$0.20

Diluted earnings per share	$0.10	$0.18	$0.20	$0.19	$0.20

Weighted-average common shares outstanding:
Basic	79,692,998	71,513,333	70,094,003	65,350,512	65,308,702

Diluted	82,827,216	74,714,841	73,248,311	68,429,903	68,307,355

FFO (1) AND AFFO (1)
DECEMBER 31, 2008

(In thousands, except per share and ratio amounts)

	Three Months Ended
	12/31/08	9/30/08	6/30/08	3/31/08	12/31/07

Reconciliation of net income to funds from operations (FFO):
Net income available to common stockholders	$8,300	$12,982	$14,085	$12,567	$13,229
Adjustments:
Minority interests in operating partnership	319	559	619	589	591
Depreciation & amortization — continuing operations	25,703	21,506	19,331	17,687	17,645
Depreciation & amortization — unconsolidated partnerships	662	524	450	451	394
Depreciation & amortization — minority interest in consolidated joint ventures	(16)	(8)	(8)	(8)	(285)

FFO	$34,968	$35,563	$34,477	$31,286	$31,574

FFO per share — diluted	$0.42	$0.48	$0.47	$0.46	$0.46

Dividends and distributions declared per common share	$0.335	$0.335	$0.335	$0.335	$0.310

FFO payout ratio (2)	79.4%	70.4%	71.2%	73.3%	67.1%

Reconciliation of FFO to adjusted funds from operations (AFFO):
FFO	$34,968	$35,563	$34,477	$31,286	$31,574
Adjustments:
Master lease receipts (3)	—	—	—	103	232
Second generation capital expenditures	(1,105)	(1,037)	(464)	(702)	(532)
Gain on extinguishment of debt	(17,066)	—	—	—	—
Loss on derivative instruments	18,167	—	—	—	—
Ineffectiveness recognized on derivative instruments	1,055	726	—	—	—
Amortization of deferred loan costs	2,128	1,313	1,317	1,019	1,494
Amortization of fair-value of debt acquired	(456)	(490)	(561)	(558)	(629)
Non-cash equity compensation	1,771	1,496	1,456	1,382	1,465
Straight line rents	(5,256)	(5,892)	(6,315)	(4,296)	(4,402)
Fair-value lease revenue	(1,594)	(1,134)	(1,140)	(1,139)	(918)

AFFO	$32,612	$30,545	$28,770	$27,095	$28,284

AFFO per share — diluted	$0.39	$0.41	$0.39	$0.40	$0.41

Dividends and distributions declared per common share	$0.335	$0.335	$0.335	$0.335	$0.310

AFFO payout ratio (4)	85.1%	81.9%	85.3%	84.6%	74.9%

(1)	For definitions and discussion of FFO and AFFO, see page 33.

(2)	Calculated as dividends and distributions declared per common share divided by FFO per share — diluted.

(3)	Revenues earned and received per the terms of master lease agreements that for GAAP purposes are not included in rental revenues, but as a reduction to assets.

(4)	Calculated as dividends and distributions declared per common share divided by AFFO per share — diluted.

RECONCILIATION OF EBITDA (1)
DECEMBER 31, 2008

(In thousands)

	Three Months Ended
	12/31/08	9/30/08	6/30/08	3/31/08	12/31/07

Reconciliation of net income available to common stockholders to earnings before interest, taxes, depreciation and amortization (EBITDA):
Net income available to common stockholders	$8,300	$12,982	$14,085	$12,567	$13,229
Interest expense	11,738	12,309	8,629	6,937	6,641
Depreciation & amortization — continuing operations	25,703	21,506	19,331	17,687	17,645
Depreciation & amortization — unconsolidated partnerships	662	524	450	451	394

EBITDA	46,403	47,321	42,495	37,642	37,909
Minority interests	306	570	620	581	574
Preferred dividends	4,241	4,241	4,241	4,241	4,241

Adjusted EBITDA	$50,950	$52,132	$47,356	$42,464	$42,724

(1)	For definitions and discussion of EBITDA and adjusted EBITDA, see page 33.

RECONCILIATION OF NET OPERATING INCOME (1)
DECEMBER 31, 2008

(Dollars in thousands)

	Three Months Ended
	12/31/08	9/30/08	6/30/08	3/31/08	12/31/07

Net income	$12,541	$17,223	$18,326	$16,808	$17,470
Minority interests from continuing operations	306	570	620	581	574
Equity in net loss/(income) of unconsolidated partnerships	862	208	(43)	172	199
Interest expense	11,738	12,309	8,629	6,937	6,641
Interest income	(115)	(110)	(106)	(155)	(181)
Loss on derivative instruments	19,222	726	—	—	—
Gain on extinguishment of debt	(17,066)	—	—	—	—

Income from operations	27,488	30,926	27,426	24,343	24,703
Depreciation and amortization	25,703	21,506	19,331	17,687	17,645
General and administrative	6,406	4,589	5,645	6,194	5,880

Consolidated net operating income	$59,597	$57,021	$52,402	$48,224	$48,228

Revenues:
Rental	$63,518	$59,381	$54,223	$50,342	$49,645
Tenant recoveries	18,869	20,911	15,804	16,582	14,471
Other income/(loss)	646	519	744	434	(66)

Total revenues	83,033	80,811	70,771	67,358	64,050

Expenses:
Rental operations	17,255	17,027	13,454	13,865	12,006
Real estate taxes	6,181	6,763	4,915	5,269	3,816

Total operating expenses	23,436	23,790	18,369	19,134	15,822

Consolidated net operating income	$59,597	$57,021	$52,402	$48,224	$48,228

Consolidated net operating income — cash basis	$53,586	$49,687	$45,068	$42,915	$42,991

Operating margin (2) (4)	71.6%	70.4%	73.8%	71.4%	75.3%

Operating expense recovery (3) (4)	80.5%	87.9%	86.0%	86.7%	91.5%

(1)	For a definition and discussion of net operating income, see page 33.

(2)	Operating margin is calculated as ((rental revenues + tenant recovery revenues - rental operations - real estate taxes) / (rental revenues + tenant recovery revenues)).

(3)	Operating expense recovery is calculated as (tenant recovery revenues / (rental operations + real estate taxes)).

(4)	Includes historical activity for disposed properties, except in the period disposed.

INTEREST COVERAGE RATIOS (1)
DECEMBER 31, 2008

(In thousands, except ratios)

	Three Months Ended
	12/31/08	9/30/08	6/30/08	3/31/08	12/31/07
Excluding capitalized interest:
Adjusted EBITDA	$50,950	$52,132	$47,356	$42,464	$42,724
Interest expense:
Interest expense	11,738	12,309	8,629	6,937	6,641
Interest expense — unconsolidated partnerships	729	489	421	524	476
Amortization of deferred loan costs	(2,128)	(1,313)	(1,317)	(1,019)	(1,494)
Amortization of fair-value of debt acquired	456	490	561	558	629

Total interest expense	$10,795	$11,975	$8,294	$7,000	$6,252

Interest coverage ratio	4.7	4.4	5.7	6.1	6.8

Including capitalized interest:
Adjusted EBITDA	$50,950	$52,132	$47,356	$42,464	$42,724
Interest expense:
Interest expense	11,738	12,309	8,629	6,937	6,641
Interest expense — unconsolidated partnerships	729	489	421	524	476
Interest expense — accumulated other comprehensive income	265	1,996	1,831	995	—
Capitalized interest	6,627	8,437	11,541	14,638	16,057
Amortization of deferred loan costs	(2,128)	(1,313)	(1,317)	(1,019)	(1,494)
Amortization of fair-value of debt acquired	456	490	561	558	629
Amortization of capitalized interest	636	404	200	67	26

Total interest expense	$18,323	$22,812	$21,866	$22,700	$22,335

Interest coverage ratio	2.8	2.3	2.2	1.9	1.9

(1)	For a discussion of coverage ratios, see page 33.

FIXED CHARGE COVERAGE RATIOS (1)
DECEMBER 31, 2008

(In thousands, except ratios)

	Three Months Ended
	12/31/08	9/30/08	6/30/08	3/31/08	12/31/07
Excluding capitalized interest:
Adjusted EBITDA	$50,950	$52,132	$47,356	$42,464	$42,724
Fixed charges:
Interest expense	11,738	12,309	8,629	6,937	6,641
Interest expense — unconsolidated partnerships	729	489	421	524	476
Amortization of deferred loan costs	(2,128)	(1,313)	(1,317)	(1,019)	(1,494)
Amortization of fair value of debt acquired	456	490	561	558	629
Principal payments	1,210	1,185	1,448	1,446	1,510
Principal payments — unconsolidated partnerships	8	7	7	7	6
Preferred dividends	4,241	4,241	4,241	4,241	4,241

Total fixed charges	$16,254	$17,408	$13,990	$12,694	$12,009

Fixed charge coverage ratio	3.1	3.0	3.4	3.3	3.6

Including capitalized interest:
Adjusted EBITDA	$50,950	$52,132	$47,356	$42,464	$42,724
Fixed charges:
Interest expense	11,738	12,309	8,629	6,937	6,641
Interest expense — unconsolidated partnerships	729	489	421	524	476
Interest expense — accumulated other comprehensive income	265	1,996	1,831	995	—
Capitalized interest	6,627	8,437	11,541	14,638	16,057
Amortization of capitalized interest	636	404	200	67	26
Amortization of deferred loan costs	(2,128)	(1,313)	(1,317)	(1,019)	(1,494)
Amortization of fair value of debt acquired	456	490	561	558	629
Principal payments	1,210	1,185	1,448	1,446	1,510
Principal payments — unconsolidated partnerships	8	7	7	7	6
Preferred dividends	4,241	4,241	4,241	4,241	4,241

Total fixed charges	$23,782	$28,245	$27,562	$28,394	$28,092

Fixed charge coverage ratio	2.1	1.8	1.7	1.5	1.5

(1)	For a discussion of coverage ratios, see page 33.

DEBT SUMMARY
DECEMBER 31, 2008

(Dollars in thousands)

	Stated	Effective	Principal	Unamortized	Carrying	Maturity
Consolidated debt:	Rate	Rate	Balance	Premium	Value	Date
Mortgage notes payable:
Ardentech Court	7.25%	5.06%	$4,464	$305	$4,769	07/12
Bayshore Boulevard	4.55%	4.55%	14,923	—	14,923	01/10
Bridgeview Technology Park I	8.07%	5.04%	11,384	688	12,072	01/11
500 Kendall Street (Kendall D)	6.38%	5.45%	67,810	4,110	71,920	12/18
Lucent Drive	5.50%	5.50%	5,341	—	5,341	01/15
Monte Villa Parkway	4.55%	4.55%	9,084	—	9,084	01/10
6828 Nancy Ridge Drive	7.15%	5.38%	6,694	412	7,106	09/12
Road to the Cure	6.70%	5.78%	15,200	598	15,798	01/14
Science Center Drive	7.65%	5.04%	11,148	706	11,854	07/11
Shady Grove Road	5.97%	5.97%	147,000	—	147,000	09/16
Sidney Street	7.23%	5.11%	29,184	1,877	31,061	06/12
9885 Towne Centre Drive	4.55%	4.55%	20,749	—	20,749	01/10
900 Uniqema Boulevard	8.61%	5.61%	1,357	127	1,484	05/15

Total / weighted average on fixed rate mortgages	6.18%	5.51%	344,338	8,823	353,161

Fixed rate debt:
Unsecured exchangeable senior notes	4.50%	4.50%	128,250	—	128,250	10/26

Total / weighted average fixed rate debt	5.72%	5.24%	472,588	8,823	481,411
Variable rate debt:
Secured term loan	3.08%	3.08%	250,000	—	250,000	08/12
$600 million unsecured line of credit	2.57%	2.57%	108,767	—	108,767	08/11
$550 million secured construction loan	1.99%	1.99%	507,128	—	507,128	11/09

Total / weighted average variable rate debt	2.38%	2.38%	865,895	—	865,895

Total / weighted average consolidated debt	3.56%	3.39%	$1,338,483	$8,823	$1,347,306

Share of unconsolidated partnership debt:
PREI secured loan (20%) (variable)	2.19%	2.19%	$72,811	$—	$72,811	04/09
PREI secured construction loan (20%) (variable)	2.70%	2.70%	28,706	—	28,706	08/10
McKellar Court (21%) (fixed)	8.56%	4.63%	2,175	—	2,175	01/10

Total / weighted average share of unconsolidated partnership debt	2.46%	2.38%	103,692	—	103,692

Total / weighted average consolidated and share of unconsolidated partnership debt	3.48%	3.31%	$1,442,175	$8,823	$1,450,998

DEBT ANALYSIS
DECEMBER 31, 2008

(Dollars in thousands)
Secured and Unsecured Debt Analysis

			Weighted	Weighted
		Percentage	Average	Average
	Principal	of Principal	Stated	Effective
	Balance	Balance	Interest Rate	Interest Rate
Secured debt	$1,101,466	82.3%	3.54%	3.34%
Unsecured debt	237,017	17.7%	3.61%	3.61%

Total consolidated debt	$1,338,483	100.0%	3.56%	3.39%

Fixed and Variable Rate Debt Analysis (1)

			Weighted	Weighted
		Percentage	Average	Average
	Principal	of Principal	Stated	Effective
	Balance	Balance	Interest Rate	Interest Rate
Fixed rate debt	$472,588	35.3%	5.72%	5.24%
Variable rate debt — hedged	400,000	29.9%	5.80%	5.80%
Variable rate debt — unhedged	465,895	34.8%	1.89%	1.89%

Total consolidated debt	$1,338,483	100.0%	4.41%	4.24%

	12/31/08	9/30/08	6/30/08	3/31/08	12/31/07

Total consolidated debt:
Fixed rate debt / Total debt	35.3%	33.8%	36.3%	34.7%	36.5%
Adjusted fixed rate debt / Total debt (1)	65.2%	59.8%	89.1%	85.0%	89.2%

Total consolidated debt and share of unconsolidated partnership debt:
Fixed rate debt / Total debt	34.9%	33.5%	34.2%	33.0%	34.7%
Adjusted fixed rate debt / Total debt (1)	62.6%	57.9%	83.9%	80.5%	84.5%

(1)	Includes interest rate swap agreements that were effective at quarter end. Excludes forward swap agreements.

DEBT MATURITIES
DECEMBER 31, 2008

(In thousands)
Weighted average debt maturity is 4.5 years and 4.3 years for consolidated and unconsolidated debt, respectively.

	2009	2010	2011	2012	2013	Thereafter	Total

Consolidated debt:
Fixed rate debt:
Fixed rate mortgages	$5,026	$47,446	$26,221	$41,421	$4,862	$219,362	$344,338
Unsecured exchangeable senior notes (1)	—	—	—	—	—	128,250	128,250

Total fixed rate debt	5,026	47,446	26,221	41,421	4,862	347,612	472,588

Variable rate debt:
Secured term loan	—	—	—	250,000	—	—	250,000
$600 million unsecured line of credit	—	—	108,767	—	—	—	108,767
$550 million secured construction loan	507,128	—	—	—	—	—	507,128

Total variable rate debt	507,128	—	108,767	250,000	—	—	865,895

Total consolidated debt	$512,154	$47,446	$134,988	$291,421	$4,862	$347,612	$1,338,483

Share of unconsolidated partnership debt:
PREI secured loan (20%) (variable)	$72,811	$—	$—	$—	$—	$—	$72,811
PREI secured construction loan (20%) (variable)	—	28,706	—	—	—	—	28,706
McKellar Court (21%) (fixed)	33	2,142	—	—	—	—	2,175

Share of total unconsolidated partnership debt	$72,844	$30,848	$—	$—	$—	$—	$103,692

Total consolidated and share of unconsolidated partnership debt	$584,998	$78,294	$134,988	$291,421	$4,862	$347,612	$1,442,175

(1)	The holders of the unsecured exchangeable senior notes (the “Notes”) have the right to require the Company to repurchase the Notes, in whole or in part, for cash on each of October 1, 2011, October 1, 2016 and October 1, 2021, or upon the occurrence of a designated event, in each case for a repurchase price equal to 100% of the principal amount of the Notes plus accrued and unpaid interest.

COMMON AND PREFERRED STOCK DATA
DECEMBER 31, 2008

(Shares in thousands)
SUMMARY OF COMMON SHARES

	Three Months Ended
	12/31/08	9/30/08	6/30/08	3/31/08	12/31/07
Weighted average common shares outstanding	79,693	71,513	70,094	65,351	65,308
Weighted average OP and LTIP units outstanding	3,120	3,161	3,121	3,066	2,917
Dilutive effect of restricted stock	14	40	33	13	82

Diluted common shares	82,827	74,714	73,248	68,430	68,307

Closing common shares, OP and LTIP units outstanding	84,193	75,224	75,224	69,089	68,889
Preferred shares outstanding	9,200	9,200	9,200	9,200	9,200

High price	$25.43	$29.50	$27.75	$25.33	$26.25
Low price	$5.88	$22.72	$23.59	$19.32	$20.89
Average closing price	$13.41	$26.20	$25.91	$22.46	$23.52
Closing price	$11.72	$26.45	$24.53	$23.89	$23.17
Dividends per share — annualized	$1.34	$1.34	$1.34	$1.34	$1.24
Closing dividend yield — annualized	11.4%	5.1%	5.5%	5.6%	5.4%
DIVIDENDS PER SHARE

	12/31/08	9/30/08	6/30/08	3/31/08	12/31/07

Common Stock — BMR
Amount	$0.335	$0.335	$0.335	$0.335	$0.310
Declared	December 15, 2008	September 15, 2008	June 16, 2008	March 14, 2008	December 12, 2007
Record	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007
Paid	January 15, 2009	October 15, 2008	July 15, 2008	April 15, 2008	January 15, 2008

Preferred Stock — BMRPrA
Amount	$0.46094	$0.46094	$0.46094	$0.46094	$0.46094
Declared	December 15, 2008	September 15, 2008	June 16, 2008	March 14, 2008	December 12, 2007
Record	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007
Paid	January 15, 2009	October 15, 2008	July 15, 2008	April 15, 2008	January 15, 2008

MARKET SUMMARY
DECEMBER 31, 2008

		Current (1)			Expiration
				Annualized			Annualized
	Leased		Percent of	Base Rent		Percent of	Base Rent
	Square	Annualized	Annualized	per Leased	Annualized	Annualized	per Leased
Market	Feet	Base Rent	Base Rent	Sq Ft	Base Rent	Base Rent	Sq Ft
		(in thousands)			(in thousands)

Boston	2,178,605	$110,451	40.4%	$50.70	$118,512	36.2%	$54.40
Maryland	1,144,968	45,794	16.7%	40.00	63,578	19.4%	55.53
San Francisco	1,299,950	30,349	11.0%	23.35	39,331	12.0%	30.26
San Diego	989,338	30,335	11.0%	30.66	38,300	11.7%	38.71
New York / New Jersey	1,013,289	27,515	10.0%	27.15	33,503	10.2%	33.06
Pennsylvania	687,399	14,934	5.4%	21.73	16,369	5.0%	23.81
Seattle	179,232	7,513	2.7%	41.92	9,110	2.8%	50.83
University Related — Other	249,507	7,806	2.8%	31.29	8,890	2.7%	35.63

Total portfolio / weighted average	7,742,288	$274,697	100.0%	$35.48	$327,593	100.0%	$44.43

(1)	Current annualized base rent is the monthly contractual rent as of the current quarter ended, or if rent has not yet commenced, the first monthly rent payment due at each rent commencement date, multiplied by 12 months.

PROPERTY LISTING — CONSOLIDATED PORTFOLIO
DECEMBER 31, 2008

					Rentable	Percent of	Leased
			Property		Square	Rentable	Square	Percent Leased
	Property	Acquisition Date	Status (1)	Buildings	Feet	Sq Ft	Feet	12/31/08	9/30/08
	Boston
1	Albany Street	May 31, 2005	Stabilized	2	75,003	0.8%	75,003	100.0%	100.0%
2	Center for Life Science ¦ Boston	November 17, 2006	CIP	1	704,159	7.4%	613,161	87.1%	80.2%
3	Charles Street (2)	April 7, 2006	Stabilized	1	47,912	0.5%	47,912	100.0%	100.0%
4	Coolidge Avenue	April 5, 2005	Stabilized	1	37,400	0.4%	37,400	100.0%	100.0%
5	21 Erie Street	May 31, 2005	Stabilized	1	48,627	0.5%	48,627	100.0%	100.0%
6	40 Erie Street	May 31, 2005	Stabilized	1	100,854	1.1%	100,854	100.0%	100.0%
7	47 Erie Street Parking Structure	May 31, 2005	Stabilized	1	447 Stalls	n/a	447 Stalls	n/a	n/a
8	Fresh Pond Research Park	April 5, 2005	Lease Up	6	90,702	1.0%	71,376	78.7%	78.7%
9	675 W. Kendall Street (Kendall A)	May 31, 2005	Stabilized	1	302,919	3.2%	298,487	98.5%	98.5%
10	500 Kendall Street (Kendall D)	May 31, 2005	Stabilized	1	349,325	3.7%	344,400	98.6%	98.6%
11	Sidney Street	May 31, 2005	Stabilized	1	191,904	2.0%	191,904	100.0%	100.0%
12	Vassar Street	May 31, 2005	Stabilized	1	52,520	0.6%	52,520	100.0%	100.0%

	Total Boston			18	2,001,325	21.2%	1,881,644	94.0%	91.6%

	Maryland
13	Beckley Street	December 17, 2004	Stabilized	1	77,225	0.8%	77,225	100.0%	100.0%
14	9911 Belward Campus Drive	May 24, 2006	Stabilized	1	289,912	3.1%	289,912	100.0%	100.0%
15	9920 Belward Campus Drive	May 8, 2007	Stabilized	1	51,181	0.5%	51,181	100.0%	100.0%
16	Shady Grove Road	May 24, 2006	Stabilized	4	635,058	6.8%	635,058	100.0%	100.0%
17	Tributary Street	December 17, 2004	Stabilized	1	91,592	1.0%	91,592	100.0%	100.0%

	Total Maryland			8	1,144,968	12.2%	1,144,968	100.0%	100.0%

	San Francisco
18	Ardentech Court	November 18, 2004	Stabilized	1	55,588	0.6%	55,588	100.0%	100.0%
19	Ardenwood Venture (3)	June 14, 2006	Lease Up	1	72,500	0.8%	27,620	38.1%	38.1%
20	Bayshore Boulevard	August 17, 2004	Stabilized	1	183,344	1.9%	183,344	100.0%	100.0%
21	Bridgeview Technology Park I (2)	September 10, 2004	Stabilized	2	201,567	2.1%	195,063	96.8%	96.8%
22	Bridgeview Technology Park II	March 16, 2005	Stabilized	1	50,400	0.5%	50,400	100.0%	100.0%
23	Dumbarton Circle	May 27, 2005	Stabilized	3	44,000	0.5%	44,000	100.0%	100.0%
24	Eccles Avenue (2)	December 1, 2005	Lease Up	1	152,145	1.6%	—	—	—
25	Forbes Boulevard (2)	September 5, 2007	Stabilized	1	237,984	2.5%	237,984	100.0%	100.0%
26	Industrial Road	August 17, 2004	Stabilized	1	169,490	1.8%	169,490	100.0%	100.0%
27	Kaiser Drive (2)	August 25, 2005	Lease Up	1	87,953	0.9%	—	—	—
28	Pacific Research Center (2)	July 11, 2006	Rep / Redev	10	1,389,517	14.8%	336,461	24.2%	24.2%

	Total San Francisco			23	2,644,488	28.0%	1,299,950	49.2%	49.2%

	San Diego
29	Balboa Avenue	August 13, 2004	Stabilized	1	35,344	0.4%	35,344	100.0%	100.0%
30	Bernardo Center Drive	August 13, 2004	Stabilized	1	61,286	0.6%	61,286	100.0%	100.0%
31	Faraday Avenue	September 19, 2005	Stabilized	1	28,704	0.3%	28,704	100.0%	100.0%
32	John Hopkins Court	August 16, 2006	Lease up	1	72,192	0.8%	21,470	29.7%	29.7%
33	6114-6154 Nancy Ridge Drive	May 2, 2007	Stabilized	3	121,000	1.3%	121,000	100.0%	100.0%
34	6828 Nancy Ridge Drive	April 21, 2005	Lease Up	1	42,138	0.4%	24,431	58.0%	83.9%
35	Pacific Center Boulevard	August 24, 2007	Stabilized	2	66,745	0.7%	66,745	100.0%	100.0%
36	Road to the Cure	December 14, 2006	Lease Up	1	67,998	0.7%	36,987	54.4%	74.0%
37	San Diego Science Center	October 21, 2004	Lease Up	1	105,364	1.1%	80,849	76.7%	79.2%

PROPERTY LISTING — CONSOLIDATED PORTFOLIO
DECEMBER 31, 2008

					Rentable	Percent of	Leased
			Property		Square	Rentable	Square	Percent Leased
	Property	Acquisition Date	Status (1)	Buildings	Feet	Sq Ft	Feet	12/31/08	9/30/08
	San Diego (Cont.)
38	Science Center Drive	September 24, 2004	Stabilized	1	53,740	0.6%	53,740	100.0%	100.0%
39	Sorrento Valley Boulevard	December 7, 2006	Stabilized	1	54,924	0.6%	54,924	100.0%	100.0%
40	Torreyana Road	March 22, 2007	Stabilized	1	81,204	0.9%	81,204	100.0%	100.0%
41	9865 Towne Centre Drive	August 12, 2004	Stabilized	1	83,866	0.9%	83,866	100.0%	100.0%
42	9885 Towne Centre Drive	August 12, 2004	Stabilized	3	115,870	1.2%	115,870	100.0%	100.0%
43	Waples Street	March 1, 2005	Stabilized	1	50,055	0.5%	50,055	100.0%	100.0%

	Total San Diego			20	1,040,430	11.0%	916,475	88.1%	90.7%

	New York / New Jersey
44	Graphics Drive (2)	March 17, 2005	Lease Up	1	72,300	0.8%	18,574	25.7%	25.7%
45	Landmark at Eastview	August 12, 2004	Stabilized	8	751,648	7.9%	745,071	99.1%	98.9%
46	Landmark at Eastview II	August 12, 2004	CIP	3	360,520	3.8%	249,644	69.2%	63.8%
47	One Research Way	May 31, 2006	Lease Up	1	49,421	0.5%	—	—	—

	Total New York / New Jersey			13	1,233,889	13.0%	1,013,289	82.1%	80.4%

	Pennsylvania
48	Eisenhower Road (2)	August 13, 2004	Lease Up	1	27,750	0.3%	16,565	59.7%	59.7%
49	George Patterson Boulevard	October 28, 2005	Stabilized	1	71,500	0.8%	71,500	100.0%	100.0%
50	King of Prussia	August 11, 2004	Lease Up	5	427,109	4.5%	374,387	87.7%	87.7%
51	Phoenixville Pike (2)	May 5, 2005	Lease Up	1	104,400	1.1%	77,455	74.2%	74.2%
52	Spring Mill Drive	July 20, 2006	Stabilized	1	76,378	0.8%	76,378	100.0%	100.0%
53	900 Uniqema Boulevard	January 13, 2006	Stabilized	1	11,293	0.1%	11,293	100.0%	100.0%
54	1000 Uniqema Boulevard	September 30, 2005	Stabilized	1	59,821	0.6%	59,821	100.0%	100.0%

	Total Pennsylvania			11	778,251	8.2%	687,399	88.3%	88.3%

	Seattle
55	Elliott Avenue (2)	August 24, 2004	Rep / Redev	1	134,989	1.4%	—	—	—
56	500 Fairview Avenue (2)	January 28, 2008	Stabilized	1	22,213	0.2%	22,213	100.0%	100.0%
57	530 Fairview Avenue (4)	January 12, 2006	CIP	1	96,188	1.0%	63,391	65.9%	17.9%
58	Monte Villa Parkway	August 17, 2004	Stabilized	1	51,000	0.5%	51,000	100.0%	100.0%
59	217th Place	November 21, 2006	Lease Up	1	67,799	0.7%	42,628	62.9%	62.9%

	Total Seattle			5	372,189	3.8%	179,232	48.2%	35.9%

	University Related — Other
60	Lucent Drive	May 31, 2005	Stabilized	1	21,500	0.2%	21,500	100.0%	100.0%
61	Trade Centre Avenue	August 9, 2006	Stabilized	2	78,023	0.8%	78,023	100.0%	100.0%
62	Walnut Street	July 7, 2006	Stabilized	4	149,984	1.6%	149,984	100.0%	100.0%

	Total University Related — Other			7	249,507	2.6%	249,507	100.0%	100.0%

	Total / weighted average			105	9,465,047	100.0%	7,372,464	77.9%	77.0%

(1)	For a definition of Property Status, see page 34.

(2)	Properties that are being redeveloped or management believes could be redeveloped in whole or in part for laboratory use. See page 23 for details.

(3)	We own 87.5% of the limited liability company that owns the Ardenwood Venture property.

(4)	At September 30, 2008, we owned 70% of the limited liability company that owns the 530 Fairview Avenue property. On October 14, 2008, we acquired the remaining 30% interest.

REPOSITIONING AND REDEVELOPMENT
DECEMBER 31, 2008

		Total Property			Estimated
		Rentable	Percent	Percent	In-Service
Property	Market	Square Feet	Leased	In Service	Date (1)

Elliott Avenue	Seattle	134,989	—	—	Q1 2010
Pacific Research Center	San Francisco	1,389,517	24.2%	19.3%	Q2 2009

Total / weighted average		1,524,506	22.1%	17.6%

		Cost Estimate
	Cost Estimate	Per Square Foot
	(in thousands)

Investment to date (2)	$309,400	$202.95
Future cost estimate	145,000	95.11

Total cost estimate	$454,400	$298.06

Potential
Redevelopment
Square Feet
Stabilized properties	509,676
Lease up properties	444,548

Total	954,224

(1)	Management’s estimate of the time in which construction is substantially completed. A project is considered substantially complete and held available for occupancy upon the completion of tenant improvements, but no later than one year from cessation of major construction activity.

(2)	Consists of amounts paid through period end and excludes any amounts accrued.

DEVELOPMENT AND LAND PARCELS
DECEMBER 31, 2008

(Dollars in thousands)
CONSTRUCTION IN PROGRESS:

		Estimated				Estimated	Estimated
		Rentable	Percent	Percent	Investment	Total	In-Service
Property	Market	Square Feet	Leased	In Service	to Date (1)	Investment	Date (2)

Center for Life Science ¦ Boston (3)	Boston	704,159	87.1%	87.1%	$709,200	$720,000	Q1 2009
530 Fairview Avenue	Seattle	96,188	65.9%	27.5%	38,500	47,500	Q2 2009
Landmark at Eastview II	New York / New Jersey	360,520	69.2%	—	85,000	145,000	Q2 2009

Total / weighted average		1,160,867	79.8%	55.1%	$832,700	$912,500

LAND PARCELS:

Estimated
Developable
Market	Square Feet

Boston	50,000
Maryland	500,000
San Francisco	508,000
New York / New Jersey	130,000
Pennsylvania	65,000
Seattle	114,000

Total	1,367,000

(1)	Consists of amounts paid through period end and excludes any amounts accrued.

(2)	Management’s estimate of the time in which construction is substantially completed. A project is considered substantially complete and held available for occupancy upon the completion of tenant improvements, but no later than one year from cessation of major construction activity.

(3)	On October 3, 2008, a portion of the parking spaces at the garage located at our Center for Life Science | Boston property was sold for approximately $28.8 million.

PROPERTY LISTING — UNCONSOLIDATED PARTNERSHIPS
DECEMBER 31, 2008

(Dollars in thousands)

					Rentable	Leased
			Property		Square	Square	Percent Leased
	Property	Acquisition Date	Status (1)	Buildings	Feet (2)	Feet	12/31/08	9/30/08	Market

	McKellar Court
1	McKellar Court	September 30, 2004	Stabilized	1	72,863	72,863	100.0%	100.0%	San Diego

	PREI
2	320 Bent Street	April 4, 2007	Stabilized	1	184,445	184,445	100.0%	100.0%	Boston
3	301 Binney Street	April 4, 2007	Lease Up	1	420,000	112,516	26.8%	26.8%	Boston
4	301 Binney Garage	April 4, 2007	Lease Up	1	503 Stalls	n/a	n/a	n/a	Boston
5	650 E. Kendall Street (Kendall B)	April 4, 2007	CIP	1	280,000	—	—	—	Boston
6	350 E. Kendall Street Garage (Kendall F)	April 4, 2007	Stabilized	1	1,409 Stalls	n/a	n/a	n/a	Boston
7	Kendall Crossing Apartments	April 4, 2007	Stabilized	1	37 Apts.	n/a	n/a	n/a	Boston

	McKellar
	Court (3)	PREI	Total
Total assets	$16,212	$614,213	$630,425
Total debt	10,355	507,583	517,938
Current annualized base rent	1,774	17,126	18,900

BioMed’s net investment in unconsolidated partnerships	$2,376	$15,797	$18,173
BioMed’s pro rata share of debt	2,175	101,517	103,692
BioMed ownership percentage	21%	20%

(1)	For a definition of Property Status, see page 34.

(2)	Estimates for purposes of construction in progress.

(3)	We own a general partnership interest in the limited partnership that owns this property, which entitles us to 75% of the gains upon a sale of the property and 21% of the operating cash flows.

LEASE EXPIRATIONS
DECEMBER 31, 2008

Weighted average remaining lease term is 8.8 years for the consolidated portfolio and 8.8 years for the total portfolio

			Current (1)			Expiration
					Annualized			Annualized
		Percent of		Percent of	Base Rent		Percent of	Base Rent
	Leased	Leased	Annualized	Annualized	per Leased	Annualized	Annualized	per Leased
Expiration	Square Feet	Square Feet	Base Rent	Base Rent	Square Feet	Base Rent	Base Rent	Square Feet
			(in thousands)			(in thousands)
Month-to-month	76,444	1.0%	$1,618	0.6%	$21.17	$1,618	0.5%	$21.17
First quarter 2009	4,417	0.1%	101	0.0%	22.87	101	0.0%	22.87
Second quarter 2009	13,400	0.2%	328	0.1%	24.48	328	0.1%	24.48
Third quarter 2009	158,682	2.0%	3,182	1.2%	20.05	3,182	1.0%	20.05
Fourth quarter 2009	70,611	0.9%	1,816	0.7%	25.72	1,825	0.6%	25.85

2009	323,554	4.2%	7,045	2.6%	21.77	7,054	2.2%	21.80
2010	771,082	10.0%	17,861	6.5%	23.16	17,994	5.5%	23.34
2011	380,013	4.9%	13,394	4.9%	35.25	13,922	4.2%	36.64
2012	469,936	6.1%	11,182	4.1%	23.79	11,948	3.6%	25.42
2013	434,141	5.6%	10,218	3.7%	23.54	11,731	3.6%	27.02
2014	617,695	8.0%	14,051	5.1%	22.75	16,128	4.9%	26.11
2015	84,157	1.1%	2,760	1.0%	32.80	3,260	1.0%	38.74
2016	623,067	8.0%	23,803	8.7%	38.20	26,766	8.2%	42.96
2017	198,447	2.6%	4,783	1.7%	24.10	6,827	2.1%	34.40
2018	1,085,616	14.0%	47,159	17.2%	43.44	53,896	16.5%	49.65
Thereafter	2,754,580	35.5%	122,441	44.5%	44.45	158,067	48.2%	57.38

Total / weighted average	7,742,288	100.0%	$274,697	100.0%	$35.48	$327,593	100.0%	$42.31

(1)	Current annualized base rent is the monthly contractual rent as of the current quarter ended, or if rent has not yet commenced, the first monthly rent payment due at each rent commencement date, multiplied by 12 months.

EXPIRATIONS BY MARKET
DECEMBER 31, 2008

	Rentable Square Feet of Expiring Leases
Expiration	Boston	Maryland	San Francisco	San Diego	NY/NJ	Pennsylvania	Seattle	University/Other	Total

2009	16,153	—	—	142,323	133,233	22,206	9,639	—	323,554
2010	338,370	—	164,894	10,152	224,577	33,089	—	—	771,082
2011	140,627	—	71,308	44,604	5,742	117,732	—	—	380,013
2012	20,608	—	188,442	81,682	144,117	12,874	22,213	—	469,936
2013	—	—	156,604	143,298	73,069	44,318	16,852	—	434,141
2014	28,019	—	66,002	127,787	—	374,387	—	21,500	617,695
2015	—	—	—	53,740	19,124	11,293	—	—	84,157
2016	152,520	—	100,040	—	20,000	71,500	51,000	228,007	623,067
2017	—	51,181	101,872	—	45,394	—	—	—	198,447
2018	807,347	—	199,329	36,312	—	—	42,628	—	1,085,616
Thereafter	674,961	1,093,787	251,459	349,440	348,033	—	36,900	—	2,754,580

Total	2,178,605	1,144,968	1,299,950	989,338	1,013,289	687,399	179,232	249,507	7,742,288

10 LARGEST TENANTS
DECEMBER 31, 2008

Our properties were leased to 124 tenants.

					Annualized	Percent of
					Base Rent	Annualized
		Leased		Annualized	per Leased	Base Rent	Lease
		Square	Percent of	Base Rent	Sq Ft	Current	Expiration
	Tenant	Feet	Leased Sq Ft	Current (1)	Current	Total Portfolio	Date(s)
				(In thousands)
1	Human Genome Sciences, Inc.	924,970	11.9%	$41,096	$44.43	15.0%	May 2026
2	Vertex Pharmaceuticals Incorporated (2)	685,286	8.9%	28,875	42.14	10.5%	Multiple
3	Beth Israel Deaconess Medical Center, Inc.	362,364	4.7%	25,543	70.49	9.3%	June 2023
4	Genzyme Corporation	343,000	4.4%	15,464	45.08	5.6%	July 2018
5	Regeneron Pharmaceuticals, Inc. (3)	477,257	5.0%	14,115	29.58	5.1%	Multiple
6	Ironwood Pharmaceuticals, Inc. (4) (5)	160,894	2.1%	9,509	59.10	3.5%	Multiple
7	Children’s Hospital Corporation	150,215	1.9%	8,750	58.25	3.2%	April 2023
8	Centocor, Inc. (Johnson & Johnson)	374,387	4.8%	8,428	22.51	3.1%	March 2014
9	Schering Corporation (4)	136,067	1.8%	7,609	55.92	2.8%	August 2016
10	Array BioPharma Inc. (6)	228,007	2.9%	7,258	31.83	2.6%	Multiple

	Total / weighted average (7)	3,842,447	48.4%	$166,647	$43.37	60.7%

(1)	Based on current annualized base rent. Current annualized base rent is the monthly contractual rent as of the current quarter ended, or if rent has not yet commenced, the first monthly rent payment due at each rent commencement date, multiplied by 12 months.

(2)	191,904 square feet expires August 2010, 100,854 square feet expires December 2010, 20,608 square feet expires May 2012, 81,204 square feet expires September 2013, and 290,716 square feet expires April 2018.

(3)	129,224 square feet expires June 2009, which will be replaced with a 15-year 229,644 square foot lease at the new buildings under construction at the Landmark at Eastview II property, and 118,389 square feet expires in June 2024.

(4)	We own 20% of the limited liability company that owns the property that this tenant occupies.

(5)	9,277 square feet expires June 2009, 39,101 square feet expires December 2010 and 112,516 square feet expires December 2013.

(6)	149,984 square feet expires July 2016 and 78,023 square feet expires August 2016.

(7)	Without regard to any early lease terminations and/or renewal options.

SAME PROPERTY ANALYSIS
DECEMBER 31, 2008

(Dollars in thousands)

	Quarter Ended
	12/31/08	12/31/07	Percent Change

Total Same Property Portfolio (1)
Number of properties	49	49
Rentable square feet	6,215,164	6,215,164
Percent of total portfolio	59.6%	59.8%
Percent leased	93.7%	93.5%

Revenues:
Rental	$50,073	$48,413	3.4%
Tenant recoveries	13,683	13,940	(1.8%)

Total revenues	63,756	62,353	2.3%

Expenses:
Rental operations	11,539	11,106	3.9%
Real estate taxes	4,544	3,673	23.7%

Total expenses	16,083	14,779	8.8%

Same property net operating income (2)	$47,673	$47,574	0.2%

Less straight line rents, fair value and incentive revenue	(3,966)	(5,417)	(26.8%)

Same property net operating income — cash basis (2) (3)	$43,707	$42,157	3.7%

Rental revenue — cash basis (3)	$46,107	$42,996	7.2%

	12/31/08	9/30/08
Number of properties	49	47
Change in same property net operating income	0.2%	5.1%
Change in same property net operating income — cash basis	3.7%	7.3%

(1)	The same property portfolio includes properties in the consolidated portfolio that were stabilized or in lease up throughout the full quarter in both the current year and the prior year.

(2)	For a definition and discussion of net operating income, see page 33. For a quantitative reconciliation of net operating income to net income in accordance with GAAP, see page 13.

(3)	Represents rents on a “cash-on-cash” basis.

ACQUISITIONS
DECEMBER 31, 2008

		Rentable
	Number of	Square
Acquisitions since August 11, 2004:	Properties	Feet (1)	Investment
			(In thousands)
2004 acquisitions	17	2,626,875	$533,434
2005 acquisitions	23	2,121,421	715,159
2006 acquisitions	16	3,099,826	1,309,600
2007 acquisitions (2)	14	1,027,265	653,800
2008 acquisitions	1	22,213	4,000

Total acquisitions since August 11, 2004	71	8,897,600	$3,215,993

(1)	Rentable square feet at the time of acquisition.

(2)	Includes an investment of approximately $506.7 million in properties owned through our joint venture with PREI, of which our investment was $18.5 million.

LEASING ACTIVITY (1)
DECEMBER 31, 2008

		Current
	Leased	Annualized
	Square	Base Rent per
	Feet	Leased Sq Ft

Leased Square Feet as of September 30, 2008	7,651,865
Expirations	(93,648)	$30.13
Terminations	(10,939)	29.20
Renewals, amendments, and extensions	65,194	24.37
New leases	129,816	54.60

Leased Square Feet as of December 31, 2008	7,742,288

Gross Leasing Activity — Fourth Quarter 2008	195,010	$44.50

(1)	Leasing activity for leases signed during the periods presented, which may be different than the period of actual occupancy.

TENANT IMPROVEMENTS AND LEASING COMMISSIONS
DECEMBER 31, 2008

	Three Months Ended
	12/31/08	9/30/08	6/30/08	3/31/08	12/31/07

Renewals, Amendments, and Extensions (1)
Number of renewals	5	7	5	1	4
Square feet	65,194	146,725	103,011	5,884	391,854
Tenant improvement costs per square foot (2)	$—	$22.32	$29.12	$—	$0.51
Leasing commission costs per square foot (2)	—	9.94	4.95	—	0.52

Total tenant improvement and leasing commission costs psf	$—	$32.26	$34.07	$—	$1.03

New Leases (3)
Number of leases	5	6	9	8	14
Square feet	129,816	52,366	224,293	121,006	288,781
Tenant improvement costs per square foot (2)	$63.32	$28.20	$8.98	$137.52	$59.08
Leasing commission costs per square foot (2)	10.32	5.35	6.06	15.40	9.88

Total tenant improvement and leasing commission costs psf	$73.64	$33.55	$15.04	$152.92	$68.96

Total
Number of renewals/leases	10	13	14	9	18
Square feet	195,010	199,091	327,304	126,890	680,635
Tenant improvement costs per square foot (2)	$42.15	$23.87	$15.32	$131.15	$25.36
Leasing commission costs per square foot (2)	6.87	8.73	5.71	14.68	4.49

Total tenant improvement and leasing commission costs psf	$49.02	$32.60	$21.03	$145.83	$29.85

(1)	Does not include retained tenants that have relocated to new space or expanded into new space.

(2)	Assumes all tenant improvements and leasing commissions are paid in the calendar year in which the lease commences, which may be different than the year in which they are actually paid.

(3)	Includes pre-leasing activity and retained tenants that have relocated to new space or expanded into new space within our portfolio.

NON-GAAP FINANCIAL MEASURE DEFINITIONS
DECEMBER 31, 2008

This document includes certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. Our definition and calculation of non-GAAP financial measures may differ from those of other REITs, and therefore, may not be comparable. The non-GAAP measures should not be considered an alternative to net income as an indicator of our performance and should be considered only a supplement to cash flows from operating, investing or financing activities as a measure of liquidity, computed in accordance with GAAP.
Funds from Operations (FFO)
We present funds from operations, or FFO, because we consider it an important supplemental measure of our operating performance and believe it is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results. FFO is intended to exclude GAAP historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate assets diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. Because FFO excludes depreciation and amortization unique to real estate, gains and losses from property dispositions and extraordinary items, it provides a performance measure that, when compared year over year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities and interest costs, providing perspective not immediately apparent from net income. We compute FFO in accordance with standards established by the Board of Governors of the National Association of Real Estate Investment Trusts, or NAREIT, in its March 1995 White Paper (as amended in November 1999 and April 2002). As defined by NAREIT, FFO represents net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus real estate related depreciation and amortization (excluding amortization of loan origination costs) and after adjustments for unconsolidated partnerships and joint ventures. Our computation may differ from the methodology for calculating FFO utilized by other equity REITs and, accordingly, may not be comparable to such other REITs. Further, FFO does not represent amounts available for management’s discretionary use because of needed capital replacement or expansion, debt service obligations, or other commitments and uncertainties. FFO should not be considered as an alternative to net income (loss) (computed in accordance with GAAP) as an indicator of our financial performance or to cash flow from operating activities (computed in accordance with GAAP) as an indicator of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to pay dividends or make distributions.
Adjusted Funds from Operations (AFFO)
We present adjusted funds from operations, or AFFO, as a supplemental operating measure because, when compared year over year, it assesses our ability to fund dividend and distribution requirements from our operating activities. We also believe that, as a widely recognized measure of the operations of REITs, AFFO will be used by investors as a basis to assess our ability to fund dividend payments in comparison to other REITs. We calculate AFFO by adding to FFO: (a) amounts received pursuant to master lease agreements on certain properties, which are not included in rental income for GAAP purposes, and (b) non-cash operating revenues and expenses. Other equity REITs may not calculate AFFO in a consistent manner. Accordingly, our AFFO may not be comparable to other equity REITs’ AFFO. AFFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our operations.
Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA) and Adjusted EBITDA
EBITDA is defined as earnings before interest, taxes, depreciation and amortization. We calculate adjusted EBITDA by adding to EBITDA: (a) minority interests in our operating partnership and (b) dividends payable on our series A preferred stock. Management uses EBITDA and adjusted EBITDA as indicators of our ability to incur and service debt. In addition, we consider EBITDA and adjusted EBITDA to be appropriate supplemental measures of our performance because they eliminate depreciation and interest, which permits investors to view income from operations without the impact of non-cash depreciation or the cost of debt. However, because EBITDA and adjusted EBITDA are calculated before recurring cash charges including interest expense and taxes, and are not adjusted for capital expenditures or other recurring cash requirements of our business, their utility is limited.
Coverage Ratios
We present interest and fixed charge ratios as supplemental liquidity measures. Management uses these ratios as indicators of our financial flexibility to service current interest expense and debt amortization from current cash net operating income. In addition, we believe that these coverage ratios represent common metrics used by securities analysts, investors and other interested parties to evaluate our ability to service fixed cash payments. However, because these ratios are derived from adjusted EBITDA, their utility is limited by the same factors that limit the usefulness of adjusted EBITDA as a liquidity measure.
Net Operating Income (NOI)
We use net operating income, or NOI, as a performance measure and believe NOI provides useful information to investors regarding our financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level. We compute NOI by adding or subtracting certain items from net income, minority interest in the operating partnership, gains/losses from investment in unconsolidated partnerships, interest expense, interest income, depreciation and amortization, and general and administrative expenses. NOI presented by us may not be comparable to NOI reported by other REITs that define NOI differently. NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of liquidity or ability to make distributions.

PROPERTY DEFINITIONS
DECEMBER 31, 2008

Property Status
Stabilized
Represents operating properties that are more than 90% leased
Lease up
Represents operating properties that are less than 90% leased
Repositioning and redevelopment, or Rep / Redev
Represents properties that we are currently preparing for their intended use, and accordingly are capitalizing interest and other costs as of the end of the quarter
Construction in progress, or CIP
Represents properties that we are currently developing through ground up construction
Land parcels, or Land
Represents estimates of the additional rentable square footage that we could put into service if management made the strategic election to pursue additional development
Property Type